COLUMBIA FUNDS SERIES TRUST

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

(the “Funds”)

Supplement dated November 16, 2011 to the Funds’ Prospectuses dated August 1, 2011, as supplemented

1.	All Funds.

Effective November 16, 2011, Kent M. Bergene and Kent M. Peterson no longer serve as co-managers of the Funds. Accordingly, the following revisions for each of the Funds are made to the prospectuses:

•	All references to Kent M. Bergene as a co-manager of the Funds are deleted from the Funds’ prospectuses.
•	All references to Kent M. Peterson, PhD as a co-manager of the Funds are deleted from the Funds’ prospectuses.

2.	Portfolio Managers.

Effective November 16, 2011, Melda Mergen and Beth Vanney serve as co-managers of the Funds. Accordingly, the following revisions are made to the prospectuses:

•	The sections of the Funds’ prospectuses entitled “Investment Adviser and Portfolio Manager(s)” are modified by adding the following under “Portfolio Managers”:

Melda Mergen, CFA, CAIA

Co-manager. Service with the Fund since November 2011.

Beth Vanney, CFA

Co-manager. Service with the Fund since November 2011.

•	The section of the Funds’ prospectuses entitled “Management of the Funds – Primary Service Providers – Portfolio Managers” is modified by adding the following disclosure to the section:

Melda Mergen, CFA, CAIA

Co-manager. Service with the Funds since November 2011.

Portfolio Manager of the Adviser. From 1999 until joining the Adviser in May 2010, Ms. Mergen was associated with the Funds’ previous investment adviser or its predecessors as an investment professional. Ms. Mergen began her investment career in 1999 and earned a B.A. from Bogazici University and a M.B.A from the University of Massachusetts at Amherst.

Beth Vanney, CFA

Co-manager. Service with the Funds since November 2011.

Portfolio Manager of the Adviser. From 1999 until joining the Adviser in May 2010, Ms. Vanney was associated with the Funds’ previous investment adviser or its predecessors as an investment professional. Ms. Vanney began her investment career in 1990 and earned a B.S. from the University of Minnesota.

3.	Underlying Funds. Effective November 16, 2011, the Underlying Funds listed below are added to the table in the section of the Funds’ prospectuses entitled “Additional Information About Underlying Funds and Risks - Underlying Funds Summary” under the rows indicated below:

The Underlying Funds
	Investment Objectives	Principal Investment Strategies
Large Capitalization Domestic Equity
Columbia Large Cap Index Fund	The Fund seeks total return before fees and expenses that corresponds to the total return of the Standard & Poor’s (S&P) 500® Index.

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the S&P 500® Index. The Fund may invest in derivatives, consisting of stock index futures or options, as substitutes for the underlying securities in the S&P 500® Index. The Fund may buy shares of Ameriprise Financial, Inc., an affiliate of the Adviser, which is currently included in the S&P 500® Index, subject to certain restrictions. The Fund attempts to achieve at least a 95% correlation between the performance of the S&P 500® Index and the Fund’s investment results, before fees and expenses.

Small-Capitalization Domestic Equity
Columbia Small Cap Index Fund	The Fund seeks total return before fees and expenses that corresponds to the total return of the S&P SmallCap 600® Index.

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks that comprise the S&P SmallCap 600® Index. The Fund may invest in derivatives, consisting of stock index futures or options, as substitutes for the underlying securities in the S&P SmallCap 600® Index. The Fund attempts to achieve at least a 95% correlation between the performance of the S&P SmallCap 600® Index and the Fund’s investment results, before fees and expenses.

Government and Corporate Debt
CMG Ultra Short Term Bond Fund	The Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of domestic debt securities of investment grade quality. Debt securities may be issued by governments, companies or special purpose entities and may include notes, bonds, debentures and commercial paper. Debt securities may also include bank loans, as well as assignments, participations and other interests in bank loans. The Fund may invest up to 20% of total assets in dollar-denominated foreign debt securities. Under normal circumstances, the Fund’s dollar weighted average maturity will be two years or less and its duration will be one year or less. The Fund may invest in mortgage- and other asset-backed securities. The Fund also may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities. The Fund may invest in floating rate debt securities, which have interest rates that adjust or “float” periodically.

Shareholders should retain this Supplement for future reference.

C-1056-5 A (11/11)